EXHIBIT 24

POWER OF ATTORNEY

MICHAEL A. STEIN

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Michael A. Stein, hereby constitutes and appoints Wayne M. Bolio or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2007, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 17th day of March, 2008.

Signature:

/s/ Michael A. Stein
Michael A. Stein

POWER OF ATTORNEY

RICHARD A. HORN

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Richard A. Horn, hereby constitutes and appoints Wayne M. Bolio or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2007, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 17th day of March, 2008.

Signature:

/s/ Richard A. Horn
Richard A. Horn

POWER OF ATTORNEY

ROBERT S. FALCONE

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Robert S. Falcone, hereby constitutes and appoints Wayne M. Bolio or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2007, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 17th day of March, 2008.

Signature:

/s/ Robert S. Falcone
Robert S. Falcone

POWER OF ATTORNEY

RONALD P. BADIE

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Ronald P. Badie, hereby constitutes and appoints Wayne M. Bolio or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2007, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 17th day of March, 2008.

Signature:

/s/ Ronald P. Badie
Ronald P. Badie

POWER OF ATTORNEY

GERARD L. EASTMAN

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Gerard L. Eastman, hereby constitutes and appoints Wayne M. Bolio or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2007, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 17th day of March, 2008.

Signature:

/s/ Gerard L. Eastman
Gerard L. Eastman

POWER OF ATTORNEY

EDWARD J. BRAMSON

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Edward J. Bramson, hereby constitutes and appoints Wayne M. Bolio or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2007, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 17th day of March, 2008.

Signature:

/s/ Edward J. Bramson
Edward J. Bramson

POWER OF ATTORNEY

MARVIN G. SIEGERT

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, Marvin G. Siegert, hereby constitutes and appoints Wayne M. Bolio or William D. Meadowcroft, severally and not jointly, his true and lawful attorney-in-fact and agent, for him and his name, place and stead, in any and all capacities, to sign the Form 10-K of Nautilus, Inc., a Washington corporation, for the fiscal year ended December 31, 2007, and any amendments or supplements thereto, and to file this Power of Attorney and the Form 10-K, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto said attorney-in-fact and agent full power and authority to do and perform each requisite and necessary act to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may do or cause to be done by virtue hereof.

Dated this 17th day of March, 2008.

Signature:

/s/ Marvin G. Siegert
Marvin G. Siegert